HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

Hatteras Alpha Hedged Strategies Fund
Hatteras Beta Hedged Strategies Fund
(the “Funds”)

Each a series of Hatteras Alternative Mutual Funds Trust

No Load Shares
Class C Shares
August 30, 2010

Supplement to the Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2010, as supplemented

Effective immediately, the Funds’ names are changed as follows:

Previous Name	New Name
Alpha Hedged Strategies Fund	Hatteras Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund	Hatteras Beta Hedged Strategies Fund

All references in the Prospectus and SAI to “Alpha Hedged Strategies Fund” and “Beta Hedged Strategies Fund” are hereby replaced with “Hatteras Alpha Hedged Strategies Fund” and “Hatteras Beta Hedged Strategies Fund,” respectively.

Additionally, the Funds’ minimum investment amount is hereby lowered to $1,000 for all account types.  Accordingly, all references in the Prospectus and SAI to the Funds’ minimum investment amount are superseded by the information contained herein.

Additionally, effective September 30, 2010, Goldberg Advisers LLC will no longer serve as a sub-advisor to the Underlying Funds.  As of September 30, 2010, please disregard all references to Goldberg Advisers LLC in the Prospectus and SAI.

Hatteras Alpha Hedged Strategies Fund’s “Annual Fund Operating Expenses” table on page 2 of the Prospectus is hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		No Load		Class C
Management Fees		None		None
Distribution and Service (Rule 12b-1) Fees		None		1.00%
Other Expenses (includes Shareholder Services Fee, Operating Services Fee and Interest Expense and Dividends on Short Positions)		2.17%		1.92%
Shareholder Services Fee	0.25%		0.00%
Operating Services Fee	0.74%		0.74%
Interest Expense and Dividends on Short Positions	1.18%		1.18%
Acquired Fund Fees and Expenses		3.00%		3.00%
Total Annual Fund Operating Expenses		5.17%		5.92%

Hatteras Alpha Hedged Strategies Fund’s “Example” section on pages 2 - 3 of the Prospectus is hereby deleted and replaced with the following.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
No Load	$517	$1,547	$2,574	$5,126
Class C	$589	$1,752	$2,893	$5,655

Please retain this Supplement with your
Prospectus and SAI for future reference.